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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 21, 2004

OLYMPUS COMMUNICATIONS, L.P.
OLYMPUS CAPITAL CORPORATION
FRONTIERVISION OPERATING PARTNERS, L.P.
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS, L.P.
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
ARAHOVA COMMUNICATIONS, INC.
(Exact name of registrants as specified in their respective charters)

Delaware	333-19327	25-1622615
Delaware	333-19327-01	23-2868925
Delaware	333-9535	84-1316775
Delaware	333-9535-01	84-1353734
Delaware	333-36519	84-1432334
Delaware	333-36519-01	84-1432976
Delaware	333-75567-01	84-1481765
Delaware	0-16899	25-1844576
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5619 DTC Parkway—Greenwood Village, CO 80111
(Address of principal executive offices) (Zip Code)

Registrants' telephone number, including area code (303) 268-6300

Item 5. Other Events and Regulation F-D Disclosure

        On July 21, 2004, Amendment No. 1 and Waiver to Second and Amended and Restated Credit and Guaranty Agreement ("Amendment No. 1") to Adelphia Communications Corporation's (the "Company") $1 billion extended debtor-in-possession credit facility became effective. A copy of Amendment No. 1 is attached to this filing as Exhibit 10.1.

Item 9. Regulation FD Disclosure

Operating Reports

        On July 26, 2004, the Company and certain other debtor-in-possession subsidiaries of the Company filed their unaudited consolidated Monthly Operating Report (the "Adelphia Operating Report") for the month of June 2004 with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Exhibit 99.1 to this Current Report on Form 8-K contains the unaudited consolidated financial statements and the Bankruptcy Court reporting schedules set forth in the Adelphia Operating Report as filed with the Bankruptcy Court.

        The Company cautions readers not to place undue reliance upon the information contained in the Adelphia Operating Report, which contains unaudited information, and is in the format prescribed by applicable bankruptcy laws. The Adelphia Operating Report is subject to revision. The Adelphia Operating Report also contains information for periods, which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Limitation on Incorporation by Reference

        In accordance with general instruction B.2 of Form 8-K, the Adelphia Operating Report and the other information contained in this report (including exhibits) that is being furnished pursuant to Item 9 of Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

        As a result of actions taken by management of the Company during the time that members of the Rigas family held senior executive positions: (a) the Company has not yet completed its financial statements as of and for the years ended December 31, 2003, 2002 and 2001, or received its independent public accountants' report thereon or filed with the Securities and Exchange Commission (the "Commission") its Annual Report on Form 10-K for the years ended December 31, 2003, 2002 and 2001; (b) the Company's former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company's financial statements as of and for the year ended December 31, 2001 and withdrew the audit reports it had issued with respect to the financial statements of the Company; (c) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Reports on Form 10-Q as of and for the quarterly periods ended March 31, 2004, September 30, 2003, June 30, 2003 and March 31, 2003; (d) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Reports on Form 10-Q as of and for the quarterly periods ended September 30, 2002, June 30, 2002 and March 31, 2002; and (e) the Company expects to restate its financial statements for the years ended December 31, 2000 and 1999, and possibly other periods. New management took control of the Company in May 2002, retained new independent auditors and began the preparation of financial statements for the periods in question. Current management believes that the public information provided by certain members of the

Rigas family on other matters of interest to investors, such as the percentage of the Company's cable television systems that the Company believes have been upgraded to current standards, was unreliable. Until the completion of the restatement and the disclosure of restated financial results, previously reported financial information and other public information provided by the Rigas family should not be relied upon and information contained in this Report may have to be updated or supplemented. The Company is working to complete the restatement as promptly as possible and to obtain the opinion of its independent auditors on such restated financial statements. Receipt of an audit opinion with respect to the restated financial statements is a condition to consummation of the Company's proposed plan of reorganization and to consummation of the Company's proposed exit financing facilities.

Cautionary Statement Regarding Forward-Looking Statements

        This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, process for sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include the Company's pending bankruptcy proceeding, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, results and impacts of any process to sell the Company or its assets, customer response to repackaged services, pricing and availability of programming, equipment, supplies, and other inputs, the Company's ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company's control.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2004	OLYMPUS COMMUNICATIONS, L.P. (Registrant)
By: ACC OPERATIONS, INC., its Managing General Partner
	By:	/s/ Scott Macdonald Scott Macdonald Senior Vice President and Chief Accounting Officer
OLYMPUS CAPITAL CORPORATION (Registrant)
	By:	/s/ Scott Macdonald Scott Macdonald Senior Vice President and Chief Accounting Officer
FRONTIERVISION OPERATING PARTNERS, L.P. (Registrant)
	By:	FRONTIERVISION HOLDINGS, L.P., its General Partner
		By:	FRONTIERVISION PARTNERS, L.P., its General Partner
			By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner
				By:	ACC OPERATIONS, INC., its Sole Member
	By:	/s/ Scott Macdonald Scott Macdonald Senior Vice President and Chief Accounting Officer
FRONTIERVISION CAPITAL CORPORATION (Registrant)
		By:	/s/ Scott Macdonald Scott Macdonald Senior Vice President and Chief Accounting Officer

FRONTIERVISION HOLDINGS, L.P., (Registrant)
By:	FRONTIERVISION PARTNERS, L.P., its General Partner
	By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner
		By:	ACC OPERATIONS, INC., its Sole Member
		By:	/s/ Scott Macdonald Scott Macdonald Senior Vice President and Chief Accounting Officer
FRONTIERVISION HOLDINGS CAPITAL CORPORATION (Registrant)
By:	/s/ Scott Macdonald Scott Macdonald Senior Vice President and Chief Accounting Officer
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION (Registrant)
By:	/s/ Scott Macdonald Scott Macdonald Senior Vice President and Chief Accounting Officer
ARAHOVA COMMUNICATIONS, INC. (Registrant)
By:	/s/ Scott Macdonald Scott Macdonald Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No. 1 and Waiver, dated as of July 21, 2004, to the Second Amended and Restated Credit and Guaranty Agreement, dated as of May 10, 2004, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, as Borrowers, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.
99.1	Adelphia Communications Corporation Monthly Operating Report for the period ended June 30, 2004, dated July 26, 2004.

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  Item 5. Other Events and Regulation F-D Disclosure
  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX